CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen G. Bondi, President of BTOP50 CTA Index Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    1/3/2007                              /s/ Stephen G. Bondi
     ----------------------                 ------------------------------------
                                               Stephen G. Bondi, President
                                               (principal executive officer)


I, Jarod Riley, Vice President, Treasurer and CFO of BTOP50 CTA Index Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    1/3/2007                              /s/ Jarod Riley
     ----------------------                 ------------------------------------
                                               Jarod Riley, Vice President,
                                               Treasurer and CFO
                                               (principal financial officer)